Pacific Capital Funds
                              Of Cash Assets Trust

                  Supplement to the Original Shares prospectus
                               dated July 31, 2001
                           as previously supplemented
                               September 14, 2001


     The  second   paragraph  under  the  caption  "Opening  an  Account"  under
"Purchases" is revised as follows:

     Original Shares are offered solely to (1) financial institutions for the investment of funds for their own account or for which they act in a fiduciary, agency, investment advisory or custodial capacity; (2) persons entitled to exchange into Original Shares under the exchange privileges of the Trust; (3) Trustees and officers of funds in the Aquilasm Group of Funds; (4) officers and employees of the Adviser, Administrator and Distributor and (5) shareholders owning shares of the Trust of record on January 20, 1995, the date on which the Funds first offered two classes of shares.

                         The date of this supplement is
                               September 21, 2001